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                                                                    EXHIBIT 10.7



                            NON-COMPETITION AGREEMENT

        AGREEMENT between UNICCO Service Company, a Massachusetts business trust with offices at Four Copley Place, Boston, MA 02116 ("Company"), and John McGillicuddy ("Employee").

        WHEREAS, Employee has this day entered into an amendment to his employment agreement (such agreement, as amended, the "Agreement") with the Company; and

        WHEREAS, this agreement is a material inducement for the Company to enter into the amendment with Employee;

        NOW THEREFORE, in consideration of the covenants herein contained, the parties hereto agree as follows:

        (a) Employee agrees, provided the Company complies in a timely manner with its obligations under the Agreement, that during the term of his employment by the Company and for a period of two (2) years after the termination of his employment with the Company in accordance with the terms of the Agreement (the "Restriction Period"), he shall not directly or indirectly:

               (i) solicit any customer (except on behalf of the Company) for a Competitive Business (as hereinafter defined), or to persuade any customer to cease to do business or to reduce the amount of business which such customer has customarily done with the Company, whether or not the relationship between the Company and such customer was originally established in whole or in part through Employee's efforts; or

               (ii) solicit for employment any person who at any time during the year preceding the termination of his employment with the Company, was in the Company's employ.


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               As used herein, the term "customer" shall include (i) anyone who is a customer of the Company on the date hereof. As used herein, the term "Competitive Business(es)" shall include any business or entity which is in the office cleaning, facilities service or security business (provided the Company remains in that business).

        (b) Employee also agrees that during the Restriction Period Employee shall not divulge or publish to anyone any knowledge or information of a confidential nature relating to the business of the Company without the prior written consent of the Company.

        (c) If Employee commits a breach or is about to commit a breach of any of the provisions of (a) or (b) above, the Company shall have the right to have the provisions of this Agreement specifically enforced by any court having equity jurisdiction without being required to post bond or other security and without having to prove the inadequacy of the available remedies at law, it being acknowledged and agreed that any such breach will cause irreparable injury to the Company and that money damages will not provide an adequate remedy to the Company; the Company in consideration thereof, waives its right to sue for such damages which it may claim it has sustained by reason of such breach.

        (d) The parties acknowledge that the type and period of restriction imposed in the provisions of (a) or (b) above are fair and reasonable and are reasonably required for the protection of the Company and the goodwill associated with the business of the Company. If any of the covenants in (a) or
(b) above, or any part thereof, is hereafter construed to be invalid or unenforceable, the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid portions. If any of the covenants contained in (a) or (b), or any part thereof, is held to be unenforceable because of the duration of such provision or the area covered thereby, or both, the parties agree that the court making such


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determination shall have the power to reduce the duration and/or areas of such provision and, in its reduced form said provision shall then be enforceable.

        (e) For the purposes of this Agreement, reference to the "Company" shall be deemed to include Unicco Security Services, Inc., Unicco Government Services, Inc. and Unicco Facility Services Canada Company.

        (f) The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. This Agreement constitutes the entire Agreement between the parties hereto with regard to the subject matter hereof, superseding all prior understandings and agreements, whether written or oral. This Agreement may not be amended or revised except by a writing signed by the parties. No delay or omission by the Company in exercising any right under this Agreement will operate as a waiver of that or any other right. A waiver or consent given by the Company on any one occasion is effective only in that instance and will not be construed as a bar to or waiver of any right on any other occasion. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, assigns and legal representatives. The undertakings of Employee regarding confidentiality include any confidential information or trade secret of the Company whether or not the same shall or may have been in part originated, discovered or created by Employee during the course of normal business hours.

        (g) The covenants set forth herein may not be modified, amended, altered, repealed nor shall they deem to have been abandoned by the Company unless the Company shall have executed a written instrument which expressly refers to this Agreement and which expressly sets forth the Company's intent to so modify, amend, alter or repeal any one or more of the covenants herein set forth.



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        (h) Notwithstanding anything to the contrary herein contained, Employee shall be free, after the term of his employment with Employer, to work as an employee, officer, director, consultant or another similar position for Ogden-Allied and any subsidiary or affiliate of Ogden-Allied, subject to the agreements and restrictions set forth herein.

        Executed under seal as of the 13th day of January, 1998.

                                             UNICCO SERVICE COMPANY


                                             By:    /s/ George A. Keches
                                                 --------------------------



                                                  /s/ John P. McGillicuddy
                                                 --------------------------
                                                    Employee





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